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                                                                   EXHIBIT 10.16


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                                NOTE AND WARRANT
                               PURCHASE AGREEMENT


                                     between


                              INTRACEL CORPORATION,

                            NORTHSTAR HIGH YIELD FUND

                                       AND

                       NORTHSTAR HIGH TOTAL RETURN FUND II





                            Dated as of April 1, 1998





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        NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement"), dated as of
April 1, 1998, by and among Intracel Corporation, a Delaware corporation (the "Company"), Northstar High Yield Fund and Northstar High Total Return Fund II (each, a "Purchaser" and, together, the "Purchasers").

                                    PREAMBLE

        WHEREAS, the Company wishes to issue and sell to the Purchasers (i) the Company's promissory notes, in the original aggregate principal amount of $8,000,000, such promissory notes being substantially in the form attached hereto as Exhibit A-1 and Exhibit A-2 (each, a "Note" and, collectively, the "Notes"), and (ii) the Common Stock Warrants, substantially in the form attached hereto as Exhibit B-1 and Exhibit B-2 (each, a "Warrant" and, collectively, the "Warrants"), to purchase in the aggregate up to 98,132 shares of common stock, $.0001 par value per share (the "Warrant Shares"), of the Company (the Notes and the Warrants shall collectively be referred to as the "Securities").

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                 THE SECURITIES

        SECTION 1.1. Issuance, Sale and Delivery of the Securities. The Company hereby agrees to issue, sell and deliver to: (a) Northstar High Yield Fund, and Northstar High Yield Fund hereby agrees to purchase from the Company, at the closing (the "Closing") for the purchase price of $4,000,000, a Note in the original principal amount of $4,000,000 and a Warrant to purchase 49,066 Warrant Shares and (b) Northstar High Total Return Fund II, and Northstar High Total Return Fund II hereby agrees to purchase from the Company, at the Closing for the purchase price of $4,000,000, a Note in the original principal amount of $4,000,000 and a Warrant to purchase 49,066 Warrant Shares.

        SECTION 1.2. Closing; Purchase Price; Purchase Price Allocation. The Closing shall take place at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104, at 10:00 a.m., New York time, on the date hereof, or at such other place, date and time as may be otherwise mutually agreed in writing by the parties hereto. The date on which the Closing actually occurs is referred to herein as the "Closing Date." At the Closing, the Company shall issue and deliver to the Purchasers the Notes in the aggregate original principal amount of $8,000,000 and the Warrants to purchase 98,132 Warrant Shares in the aggregate. As payment in full for the Securities, and against delivery of the Securities on the Closing Date, the Purchasers shall transfer the sum of $8,000,000 by wire transfer of immediately available funds to such account or accounts as the Company may direct in writing. The Company and the Purchasers agree that 3.57% of the aggregate consideration for the Securities shall be allocated to the Warrants (one-half of such amount being allocated to each of the Warrants), and that the



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balance of such aggregate consideration shall be allocated to the Notes
(one-half of such amount being allocated to each of the Notes).

                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company (and for purposes of this Article II, unless the context requires otherwise, the term "the Company" shall be deemed to include all wholly-owned subsidiaries of Intracel Corporation) represents and warrants to the Purchasers as of the Closing Date that:

        SECTION 2.1. Organization, Qualifications and Corporate Power. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and the Company is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure so to qualify will not have a material adverse effect on the business, operations, property or financial condition of the Company. The Company has the power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, and the Company has the power and authority to execute, deliver and perform this Agreement and to issue, sell and deliver the Notes and the Warrants, and to issue and deliver the Warrant Shares upon the exercise of the Warrants.

        SECTION 2.2. Authorization of Agreements, etc.

               (a) The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, the issuance, sale and delivery of the Notes and the Warrants, and the issuance, sale and delivery of the Warrant Shares upon the exercise of the Warrants, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government (except that the issuance of the Warrant Shares may require filings under one or more state securities laws, all of which filings will be made by the Company within the requisite time period), the Amended and Restated Certificate of Incorporation of the Company (the "Charter") or the By-laws of the Company, as amended (the "By-laws") or any provision of any indenture, agreement or other instrument to which either the Company is a party or by which either the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (whether with or without notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

               (b) The Warrants have been authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges,



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        restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement. The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants, and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in this Agreement. Neither the issuance, sale or delivery of the Warrants, nor the issuance or delivery of the Warrant Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person.

        SECTION 2.3. Validity. Each of this Agreement, the Notes, and the Warrants have been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other similar laws of general application affecting enforcement of creditors' rights generally and
(ii) the availability of equitable remedies including specific performance may be limited by equitable principles of general applicability (regardless of whether enforcement is sought in a proceeding in equity or at law).

        SECTION 2.4. Authorized Capital Stock. The authorized capital stock of the Company consists of 25,000,000 shares of common stock, $.0001 par value (the "Common Stock"), and 5,000,000 shares of preferred stock ("Preferred Stock"). As of March 30, 1998, 10,917,256 shares of Common Stock were issued and outstanding, all of which are validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The Company has authorized 730,000 shares of Series A Convertible Preferred Stock, $.0001 par value per share (the "Series A Preferred"). As of March 30, 1998, a total of 603,624 shares of Series A Preferred were issued and outstanding. The Company has authorized 850,000 shares of Series A-1 Convertible Preferred Stock, $.0001 par value per share (the "Series A-1 Preferred"). As of March 30, 1998, a total of 651,171 shares of Series A-1 Preferred were issued and outstanding. The Company has authorized 155,000 shares of Series A-2 Preferred Stock, $.0001 par value per share (the "Series A-2 Preferred"). As of March 30, 1998, a total of 45,482 shares of Series A-2 were issued and outstanding. The Company has authorized 200,000 shares of Series A-3 Convertible Preferred Stock, $.0001 par value per share (the "Series A-3 Preferred"). As of March 30, 1998, 147,922 shares of Series A-3 Preferred were issued and outstanding. The Company has authorized 100 shares of Series B-1 Convertible Preferred Stock, $.0001 par value per share (the "Series B-1 Preferred"). As of March 30, 1998, 100 shares of Series B-1 Preferred are outstanding. The Company has authorized 120 shares of Series B-2 Convertible Preferred Stock, $.0001 par value per share (the "Series B-2 Preferred"). As of March 30, 1998, 120 shares of Series B-2 Preferred are outstanding.

        SECTION 2.5. Financial Statements . The Company has furnished to the Purchaser the unaudited balance sheets of the Company and PerImmune Holdings, Inc. ("PerImmune") for the fiscal year ended December 31, 1997 (the "Balance Sheet") and the related unaudited statements of income, stockholders' equity and cash flows of the Company and PerImmune for the fiscal year ended December 31, 1997. All such financial statements have been prepared in



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accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company and PerImmune as of December 31, 1997, and the results of their respective operations and cash flows as of December 31, 1997. Except as set forth in Schedule 2.5 hereto, since the date of the Balance Sheet, (i) there has been no change in the assets, liabilities or financial condition of the Company or PerImmune from that reflected in the Balance Sheet except for changes in the ordinary course of business which in the aggregate have not been materially adverse and (ii) none of the business, financial condition, operations or property of the Company or PerImmune have been materially adversely affected by any occurrence or development, individually or in the aggregate, whether or not insured against.

        SECTION 2.6. Absence of Undisclosed Liabilities and Changes. Except as set forth on Schedule 2.6 attached hereto, as of the date hereof, (a) the Company had no liabilities of any nature (matured or unmatured, fixed or contingent) which were not provided for on the Balance Sheet, except for (i) liabilities which, individually and in the aggregate, were not material to the financial condition of the Company or (ii) liabilities incurred in the ordinary course of the Company's business and not required to be so provided for under generally accepted accounting principles, and (b) all reserves established by the Company or PerImmune and set forth on such balance sheet were adequate in all material respects. There are no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 ("Statement No. 5") issued by the Financial Accounting Standards Board in March 1975) which are not adequately provided for in such balance sheet as required by Statement No. 5.

        SECTION 2.7. Events Subsequent to the Date of the Balance Sheet. Except as set forth in the attached Schedule 2.7 or as contemplated by this Agreement, since the date of the Balance Sheet the Company has not (i) issued any stock, bond, note or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except current liabilities incurred and liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent) other than current liabilities shown on the Balance Sheet and current liabilities incurred since the date of the Balance Sheet in the ordinary course of business, (iv) declared or made any payment or distribution to stockholders or purchased or redeemed any share of its capital stock or other security, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens of current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except in the ordinary course of business, or canceled any debt or claim, (vii) sold, assigned, transferred or granted any exclusive license with respect to any material patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset other than in the ordinary course of business, (viii) suffered any material loss of property or waived any right of substantial value,
(ix) made any change in officer compensation except in the ordinary course of business and consistent with past practice, (x) made any material change in the manner of business or operations of the Company, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby or (xii) entered into any commitment (contingent or otherwise) to do any of the foregoing.



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        SECTION 2.8. Litigation; Compliance with Law. There is no material (i)
action, suit, claim, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, at law or in equity, or before or by any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) arbitration proceeding relating to the Company, pending under a collective bargaining agreement or otherwise or (iii) governmental inquiry pending or to the knowledge of the Company, threatened against or affecting the Company, (including, without limitation, any inquiry as to the qualification of the Company, to hold or receive any license or permit). The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business, financial condition, operations or property. The Company is not in default with respect to any order, writ, injunction or decree known to or served upon the Company of any court or of any Federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign. There is no material action or suit by the Company pending or threatened against others. The Company has complied in all material respects with all laws, rules, regulations and orders applicable to its business, operations, properties, assets, products and services, and the Company has all necessary permits, licenses and other authorizations required to conduct its business as conducted and as proposed to be conducted, except where the failure to own or possess such permits, licenses or authorizations could not, either singly or in the aggregate, have a material adverse effect on the business, operations, properties or financial condition of the Company.

        SECTION 2.9. Title to Properties. Except in instances that, either singly or in the aggregate, could not have a material adverse effect on the business, operations, properties or financial condition of the Company, and except as disclosed in Schedule 2.9 hereof, the Company has good and marketable title to its properties and assets reflected on the Balance Sheet (other than properties and assets disposed of in the ordinary course of business since the date of the Balance Sheet), and all such properties and assets are free and clear of mortgages, pledges, security interests, liens, charges, claims, restrictions and other encumbrances, except for liens for current taxes not yet due and payable and minor imperfections of title, if any, not material in nature or amount and not materially detracting from the value or materially impairing the use of the property subject thereto or impairing the operations or proposed operations of the Company.

        SECTION 2.10. Leasehold Interests. Each lease or agreement to which the Company is a party under which it is a lessee of any property, real or personal (a list of all such leases being attached hereto as Schedule 2.10), is a valid and subsisting agreement without any material default of the Company, thereunder and, to the knowledge of the Company, without any material default thereunder of any other party thereto. No event has occurred and is continuing which, with due notice or lapse of time or both, would constitute a default or event of default by the Company, under any such lease or agreement or, to the knowledge of the Company, by any other party thereto.

        SECTION 2.11. Taxes. The Company has filed or will file within the time prescribed by law (including extensions of time approved by the appropriate taxing authority) all tax



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returns, Federal, state, county, local and foreign, required to be filed by it, and the Company has paid all taxes shown to be due by such returns and extensions as well as all other taxes, assessments and governmental charges which have become due or payable, including, without limitation, all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. All such taxes with respect to which the Company has become obligated have been paid and adequate reserves have been established for all taxes accrued but not yet payable. No deficiency assessment with respect to or proposed adjustment of the Company's Federal, state, county or local taxes is pending or, to the knowledge of the Company, threatened. There is no tax lien in favor of any Federal, state, county or local taxing authority, outstanding against the assets, properties or business of the Company.

        SECTION 2.12. Other Agreements. Except as set forth in the attached
Schedule 2.12, the Company is not a party to or otherwise bound by any written or oral contract or instrument or other restriction which individually or in the aggregate could materially adversely affect the business, financial condition, operations or property of the Company. Except as set forth in the attached
Schedule 2.12, or as a result of the transactions contemplated in this Agreement, the Notes, or the Warrants, the Company is not a party to or otherwise bound by any written or oral:

               (a) distributor, dealer, manufacturer's representative or sales agency contract or agreement which is not terminable on less than ninety
        (90) days' notice without cost or other liability to the Company;

               (b) sales contract which entitles any customer to a rebate or right of set-off, to return any product to the Company after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Company's standard form contracts;

               (c) contract with any labor union (and, to the knowledge of the Company, no organizational effort is being made with respect to any of its employees);

               (d) contract or other commitment with any supplier containing any provision permitting any party other than the Company to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company to meet its obligations under the contract when due or the occurrence of any other event;

               (e) contract for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

               (f) contract for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings), on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company except normal severance arrangements and accrued vacation pay;



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               (g) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any asset of the Company;

               (h) guaranty of any obligation for borrowed money or otherwise;

               (i) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company has advanced or agreed to advance money or has agreed to lease any property as lessee or lessor;

               (j) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities;

               (k) assignment, license or other agreement with respect to any form of intangible property or Intellectual Property (as defined in Section 2.13) or the development or use thereof;

               (l) agreement under which it has granted any person any registration rights;

               (m) agreement under which it has limited or restricted its right to compete with any person in any respect; or

               (n) other contract or group of related contracts with the same party involving more than $500,000 or continuing over a period of more than one (1) year from the date or dates thereof (including renewals or extensions optional with another party), which contract or group of contracts is not terminable by the Company without penalty upon notice of thirty (30) days or less, but excluding any contract or group of contracts with a customer of the Company for the sale, lease or rental of the Company's products or services if such contract or group of contracts was entered into by the Company in the ordinary course of business.

Except as set forth in Schedule 2.12, there are no material defaults by the Company or, to the Company's knowledge, by any other party to any of the foregoing agreements.

        SECTION 2.13. Patents, Trademarks, etc. Set forth in Schedule 2.13 is a list and brief description of all patents, patent rights, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and copyrights, and all applications for such which are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right. Except as set forth in Schedule 2.13, the Company owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets and know-how (collectively, "Intellectual Property") necessary to the conduct of its business as conducted, and no claim is pending or, to the knowledge of the Company, threatened to the effect



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that the operations of the Company infringe upon or conflict with the rights of any other person under any Intellectual Property, and to the knowledge of the Company there is no basis for any such claim. No claim is pending or, to the knowledge of the Company, threatened to the effect that any such Intellectual Property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and to the knowledge of the Company there is no basis for any such claim. To the knowledge of the Company, all technical information developed by and belonging to the Company which has not been patented has been kept confidential. Except as set forth in Schedule 2.13, the Company has not granted or assigned to any other person or entity any right to manufacture or assemble any products or proposed products of the Company, other than to its affiliates, and to the knowledge of the Company no other person or entity has asserted any such right.

        SECTION 2.14. Loans and Advances. Except as set forth on Schedule 2.14, the Company does not have any outstanding loans or advances to any person and is not obligated to make any such loans or advances, except, in each case, for advances to employees of the Company in respect of reimbursable business expenses anticipated to be incurred by them in connection with their performance of services for the Company.

        SECTION 2.15. Assumptions, Guaranties, etc. of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on any indebtedness of any other person (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in a debtor, or otherwise to assure a creditor against loss), except for guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

        SECTION 2.16. Significant Customers and Suppliers. No customer which accounted for 10% or more of the Company's sales or revenues during the periods covered by the financial statements referred to in Section 2.5 or which has been significant to the Company thereafter has terminated, materially reduced or threatened to terminate or materially reduce its purchases from the Company. As of the date of this Agreement, there is no supplier to the Company which is a sole-source supplier.

        SECTION 2.17. Governmental Approvals. Subject to the accuracy of the representations and warranties of the Purchasers set forth in Article III hereof, no registration or filing with, or consent or approval of or other action by, any Federal, state or other governmental agency or instrumentality is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement, the Notes or the Warrants, or the issuance, sale and delivery of the Warrant Shares upon exercise of the Warrants, other than filings pursuant to state securities laws in connection with the issuance and sale of the Notes and Warrants.

        SECTION 2.18. Accuracy of Statements. Neither this Agreement nor any Schedule, Exhibit, statement, list, document, certificate or other information furnished by or on behalf of the Company to the Purchasers in connection with this Agreement or any of the transactions contemplated hereby contains any untrue statement of a material



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fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

        SECTION 2.19. Insurance. Schedule 2.19 lists all insurance policies which the Company maintains with respect to its businesses, properties and employees. Such policies are in full force and effect and the Company has received no notice of termination from the insurance carriers. Such policies, with respect to their amounts and types of coverage, are adequate in the reasonable commercial judgment of the Company to insure against risks to which the Company and its respective businesses. Since the date of the Balance Sheet, there has been no material adverse change in the Company's relationship with its insurers or in the premiums payable pursuant to such policies.

        SECTION 2.20. Employment Relations.

               (a) The Company is in material compliance with applicable federal, state or other applicable laws, domestic or foreign, respecting employment and employment practices, safety, terms and conditions of employment and wages and hours.

               (b) The Company does not maintain or contribute to any employee benefit plan ("Employee Benefit Plan") within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to ERISA but which is not in substantial compliance with ERISA, or which has incurred any material liability to the Pension Benefit Guaranty Company ("PBGC") in connection with any Employee Benefit Plan covering any employees of the Company or any of its subsidiaries or ceased operations at any facility or withdrawn from any such Plan in a manner which could subject it to material liability under Section 462(f), 4063 or 4064 of ERISA, and knows of no facts or circumstances which might give rise to any material liability of the Company to the PBGC under Title IV of ERISA.

        SECTION 2.21. Compensation of Key Employees. Schedule 2.21 sets forth the aggregate compensation (salaries, wages and bonuses) paid by the Company to its four most highly compensated employees for the 1997 fiscal year and the amount of such compensation scheduled to be paid to such employees for the 1998 fiscal year.

        SECTION 2.22. Environmental Compliance. The Company is in compliance with all applicable laws relating to environmental matters in each jurisdiction where it is presently engaged in a material manufacturing business, except for such failures to comply which, in the aggregate, could reasonably be expected not to have a material adverse effect on the Company. The Company is not subject to any liability under any such environmental laws, that, in the aggregate for all such liabilities, could be reasonably expected to have a material adverse effect on the Company.


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                                   ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

        Each of the Purchasers represents and warrants to the Company as of the Closing Date that:

        SECTION 3.1. Purchase of Securities.

               (a) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act") and was not organized for the specific purpose of acquiring the Note or the Warrant.

               (b) It has sufficient knowledge and experience in investing in companies in a similar stage of development to the Company so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

               (c) It has had an opportunity to discuss the Company's business, management and financial condition with the Company's management.

               (d) It is acquiring the respective Note and Warrant for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.

               (e) It understands that (i) its respective Note, Warrant and, upon exercise thereof, Warrant Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof, (ii) its respective Note, Warrant and, upon exercise thereof, Warrant Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration, (iii) its respective Note, Warrant and, upon exercise thereof, Warrant Shares will bear a legend to such effect and
        (iv) the Company will make a notation on its transfer books to such effect.

        SECTION 3.2. Authority. It has all requisite power and authority to execute, deliver and perform this Agreement, and to purchase its respective Note and Warrant and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and the purchase of its respective Note and Warrant and the consummation of the transactions contemplated hereby and thereby. This Agreement on the Closing Date will constitute the legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except (i) to the extent that enforceability may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(ii) that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any proceedings therefor may be brought.



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                                   ARTICLE IV

                 CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS

        The obligations of each of the Purchasers to purchase and pay for the Notes and the Warrants being purchased by it on the Closing Date, are, at its option, subject to the satisfaction of the following conditions on or before such Closing Date:

        SECTION 4.1. Supporting Documents. At the Closing, the Purchasers shall have received copies of the following documents:

               (a) (i) the Charter, certified as of a recent date by the Secretary of State of the State of Delaware and (ii) a certificate of said Secretary dated as of a recent date as to the due incorporation and subsistence of the Company; and

               (b) a certificate of the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (i) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors (the "Company Board") or the stockholders of the Company authorizing the execution, delivery and performance of this Agreement, the issuance, sale, delivery, and performance of the Notes and the Warrants, and the reservation, issuance and delivery of the Warrant Shares upon the exercise of the Warrants, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated by this Agreement; (ii) that the Charter has not been amended since the date of the certified Charter delivered pursuant to clause (a)(i) above; and
        (iii) to the incumbency and specimen signature of each officer of the Company executing this Agreement, the Notes, and the Warrants and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (b).

        SECTION 4.2. Fees of Purchasers. The Company shall have paid, in accordance with Section 7.1, the reasonable legal and other fees and disbursements of the Purchasers, as invoiced in an aggregate amount not to exceed $15,000.00.

        SECTION 4.3. Warrants. The Company shall have issued the Warrants to the Purchasers.

        SECTION 4.4. Notes. The Purchasers shall have received the Notes executed and delivered by a duly authorized officer of the Company.

                                    ARTICLE V

                    PAYMENT FOR PURCHASE OF NOTE AND WARRANT


        Simultaneously with the satisfaction of the obligations of the Company as set forth in Article IV of this Agreement, the Purchasers shall transfer to the Company the aggregate sum of $8,000,000, as specified in Section 1.2 of this Agreement.

                                   ARTICLE VI

                                    COVENANTS

SECTION 6.1. Piggyback Registration.

               (a) As used in this Article VI the following terms, unless the context otherwise requires, have the following respective meanings:

                      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                      "Registrable Stock" shall mean the Warrant Shares, but only so long as such shares continue to be Restricted Stock. Any such shares shall continue to be "Restricted Stock" until such time as such shares (i) have been disposed of in accordance with a registration statement which has become effective under the Securities Act or (ii) have been publicly sold in compliance with Rule 144 (or any similar provision then in force) under the Securities Act.

               (b) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its shareholders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a transaction of the type described in Rule 145(a) as promulgated under the Exchange Act, a transaction relating solely to the sale of debt or convertible debt instruments or a registration on any form (other than Form S-1, S-2 or S-3, or their successor forms) which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Stock, the Company will:

                      (i) give to the holder of Registrable Stock written notice thereof as soon as practicable prior to filing the registration statement; and

                      (ii) include in such registration and in any underwriting involved therein, all the Registrable Stock specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by the holder of Registrable Stock, except as set forth in subsection (C) below.

               (c) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the holder of Registrable Stock as a part of the written notice given pursuant to subsection (B)(i). In such event, the right of the holder of Registrable Stock to registration pursuant to this Article VI shall be conditioned upon the holder's participation in such underwriting to the extent provided herein. If the holder of Registrable Stock proposes to distribute its securities through such underwriting, it shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this
        Article VI, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Shares of Registrable Stock to be included in the registration and underwriting, or may exclude Registrable Stock entirely from such registration if the registration is the first registered offering for the sale of the Company's securities to the general public, or a registered offering pursuant to Section 3 of the Registration Rights Agreement dated July 22, 1994 between the Company and each of the purchasers of shares of the Series A Convertible Preferred Stock of the Company named therein,
        Section 3 of the Registration Rights Agreement dated September 22, 1994 between the Company and each of the purchasers of shares of the Series A-I Convertible Preferred Stock of the Company named therein, Section 9 of the Series A-I Warrant issued by the Company to Dublind Investments, L.L.C. on September 22, 1995, Section 9 of the Series A-I Warrant granted by the Company to Creditanstalt on November 21, 1995, Section 9 of the Series A-II Warrant granted by the Company to the Purchaser or
        Article VI of the Note and Series A-III Warrant Purchase Agreement between the Company and CoreStates dated as of June 11, 1996 (provided that no shares held by officers of the Company, other than shares subject to other registration rights granted by the Company that may be owned by officers, are included in the registration and underwriting). The Company shall so advise the holder of Registrable Stock and the other holders distributing their securities through such underwriting, and the number of shares of securities that may be included in the registration and underwriting shall be allocated among the holder of Registrable Stock and other holders in proportion, as nearly as practicable, to the respective amounts of Registrable Stock held by the Holder and other securities held by other holders at the time of filing the registration statement. If the Holder disapproves of the terms of any such underwriting, if may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any Registrable Stock excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (d) If requested in writing by the underwriter or underwriters for the initial underwritten public offering of securities of the Company, the holder of Registrable Stock shall agree not to sell publicly any shares of Registrable Stock or any other shares of Common Stock (other than Registrable Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriter or underwriters, for a period of not more than 128 days following the effective date of the registration statement relating to such initial public offering.

        SECTION 6.2. Registration Procedures. If and whenever the Company is required by the provisions of Section 6.1 to effect the registration of any shares of Registrable Stock under the Securities Act, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Stock covered by such registration statement in accordance with the holder's intended method of disposition as set forth in such registration statement for such period;

               (c) furnish to the holder of Registrable Stock and to each underwriter such number of copies of the registration statement and prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Stock covered by such registration statement;

               (d) use its best efforts to register or qualify the Registrable Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdiction as the holder of Registrable Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) use its best efforts to list the Registrable Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

               (f) in addition to its obligations under Section 6.2 hereof, immediately notify the holder of Registrable Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (g) if the offering is underwritten, at the request of the holder of Registrable Stock, furnish on the date that Registrable Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to the holder of Registrable Stock, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and
        (C) to such other effects as reasonably may be requested by counsel for the underwriters or by the Holder or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to the holder of Registrable Stock, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

               (h) make available for inspection by the holder of Registrable Stock, by any underwriter participating in any distribution pursuant to such registration statement, and by any attorney, accountant or other agent retained by the holder of Registrable Stock or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the holder of Registrable Stock and any underwriter, attorney, accountant or agent in connection with such registration statement.

        For purposes of this Agreement, the period of distribution, if not otherwise described in the Registration Statement of Registrable Stock in a firm commitment underwritten public offering, shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Stock in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Stock covered thereby or 120 days after the effective date thereof.

        In connection with each registration hereunder, the holder of Registrable Stock will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

        In connection with each registration pursuant to Section 6.1 covering an underwritten public offering, the Company and the holder of Registrable Stock agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

        SECTION 6.3. Expenses. All expenses incurred by the Company in complying with Section 6.1, including all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, reasonable fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Registrable Stock, but excluding any Selling Expenses, are called "Registration Expenses". "Selling Expenses" shall include only such underwriting discounts and selling commissions applicable to the sale of any Registrable Stock which would not have been incurred in the absence of the registration and sale of the Registrable Stock.

        The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 6.1; provided, however, that in connection with a registration statement filed under Section 6.1, the Company shall not be obligated to pay fees and expenses (including counsel fees) incurred in connection with complying with state securities laws in any state in which the Company is not otherwise registering for sale any of the shares the Company proposes to sell in the offering. All Selling Expenses in connection with each registration statement filed pursuant to Section 6.1 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers as they may agree.

        SECTION 6.4. Indemnification and Contribution

               (a) In the event of a registration of any of the Registrable Stock under the Securities Act pursuant to Section 6.1, the Company will indemnify and hold harmless the holder of Registrable Stock, each underwriter of Registrable Stock and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the holder of Registrable Stock, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 6.1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the holder of Registrable Stock, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the holder of Registrable Stock, underwriter or controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any Registrable Stock under the Securities Act pursuant to Section 6.1, the holder of Registrable Stock will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Stock was registered under the Securities Act pursuant to Section 6.1, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Holder will be liable hereunder in any such case only if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to the holder of Registrable Stock, as such, furnished in writing to the Company by the holder of Registrable Stock specifically for the use in such registration statement or prospectus; provided, further, that the liability of the holder of Registrable Stock shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the Registrable Stock sold by the holder of Registrable Stock under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the proceeds received by the holder of Registrable Stock from the sale of Registrable Stock covered by such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other then under this Section 6.4 and shall only relieve it from any liability which it may have to such indemnified party under this Section 6.4 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6.4 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be considered by the indemnified party to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in defense of any such action, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement (i) which does not include as an unconditional term thereof the giving, by the claimant or plaintiff, to such indemnified party of a release from all liability in respect to such action or (ii) which involves any relief against the indemnified party other than the payment of money which is to be paid in full by the indemnifying party.

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the holder of Registrable Stock exercising rights under this Agreement, or any controlling person of the holder of Registrable Stock, makes a claim for indemnification pursuant to this Section 6.4 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section
        6.4 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the holder of Registrable Stock or any such controlling person in circumstances for which indemnification is provided under this Section 6.4; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the holder of Registrable Stock is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) the holder of Registrable Stock will not be required to contribute any amount in excess of the public offering price of all such Registrable Stock sold by the holder of Registrable Stock pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.


        SECTION 6.5. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective (or the Company shall otherwise have become subject to the periodic reporting requirements of the Exchange Act), the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

               (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to each holder of Registrable Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Stock without registration.

        SECTION 6.6. Termination of Piggyback Registration Rights. The obligations of the Company to register shares of Registrable Stock under Section
6.1 shall terminate on March 31, 2003, unless such obligations terminate earlier in accordance with the terms of the Warrant.

        SECTION 6.7. Material Non-Public Information. Notwithstanding any provision of this Agreement to the contrary, the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 30 days (and for periods not exceeding, in the aggregate, 60 days in any 24-month period) if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

        SECTION 6.8. Security Interest; Further Assurances. As collateral security for all of the obligations of the Company to the Purchasers hereunder and under the Notes, the Company hereby pledges and assigns to the Purchasers and grants to the Purchasers, to the maximum extent permissible subject to the liens disclosed on Schedule 2.9 hereof, a continuing security interest in and to all of the Company's right, title and interest in, to and under, the "Collateral" (as such term is defined in the Junior Subordinated Security Agreement dated as of June 21, 1996 by the Company and Bartels, Inc., in favor of Northstar High Total Return Fund then known as Northstar Advantage High Total Return Fund) and the Company agrees, upon the written request of the Purchasers,
(a) to promptly execute and deliver (i) a security agreement or agreements, (ii) UCC-1 financing Statements, and (iii) all such other documents and instruments, in each case in form and substance reasonably satisfactory to the Purchasers; and (b) to take all such other actions; as the Purchasers shall reasonably request in connection with the perfection of the security interest granted hereby. The parties agree that such security interest shall be, to the extent permissible, a first priority interest, and otherwise shall be the highest priority not inconsistent with the liens listed on Schedule 2.9 hereof. The Company also agrees that, during the period between the date hereof and the date on which such security interest has been perfected to the reasonable satisfaction of the Purchasers, it shall not (and shall not permit any of its subsidiaries to) grant, create or permit to exist, any mortgage, pledge, security interest, lien, charge, claim or other encumbrance on any of the Collateral except for (i) those set forth on
Schedule 2.9 hereof and (ii) those of a nature not required to be listed on said Schedule. Notwithstanding anything in this Section 6.8 to the contrary, nothing herein shall be deemed to require the Company to take any action which would be in violation of or create a default under any other agreement of the Company or any of its subsidiaries.

                                   ARTICLE VI

                                  MISCELLANEOUS

        SECTION 7.1. Expenses. Each party hereto will pay its own expenses in connection with the transactions contemplated hereby whether or not such transactions shall be consummated; provided, however, that the Company shall pay the reasonable legal and other fees and disbursements of the Purchasers, as invoiced, in an aggregate amount not to exceed $15,000.00.

        SECTION 7.2. Brokerage. Each party hereto will indemnify and hold harmless any other party hereto against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

        SECTION 7.3. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, sent by next day or overnight mail or delivery or sent by telecopy (with verbal confirmation of receipt), as follows:

               (a) if to the Company, at Intracel Corporation, 1871 N.W. Gilman Blvd., Issaqua, Washington 98027, Attn: Chief Executive Officer, with a copy to Joseph W. Bartlett, Esq., Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, NY 10104; and

               (b) if to the Purchasers, c/o Northstar Investment Management Corporation, Two Pickwick Plaza, Greenwich, CT 06830, Attn.: Michael Graves, with a copy to Karen Wiedemann, Esq, Reboul, MacMurray, Hewitt, Maynard & Kristol, 45 Rockefeller Plaza, New York, New York 10111.

or, in any such case, at such other address or addresses as shall have been furnished in writing by such party to the other.

        SECTION 7.4. Governing Law. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of New York as permitted by Section 5-401 of the New York General Obligations Law (or any similar successor provision) without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of New York. The parties hereto irrevocably waive, to the fullest extent they may do so under applicable law, trial by jury. Except as otherwise provided herein, all disputes among or between the parties hereto arising out of, connected with, related to or incidental to the transactions contemplated by or the relationship established between them in connection with this Agreement, and whether arising in contract, tort, equity or otherwise, may be resolved by state and federal courts located in the City of New York, New York, and each party hereto consents and submits to the jurisdiction of any state or federal court located within such county and state. Each party hereto waives in all disputes any objection that it may have to the location of the court considering the dispute. Each party hereto agrees that the other parties hereto shall have the right to proceed against it in a court in any location to enable such party to enforce a judgment or other court order entered in favor of such party. Each party hereto waives any objection that it may have to the location of the court in which such party has commenced a proceeding of the type described in the immediately preceeding sentence.

        SECTION 7.5. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Schedules and Exhibits hereto are hereby incorporated herein by reference.

        SECTION 7.6. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        SECTION 7.7. Amendments. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and the Purchasers.

        SECTION 7.8. Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

        SECTION 7.9. Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.




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



        IN WITNESS WHEREOF, the Company and the Purchasers have executed this Agreement as of the day and year first above written.


                                         INTRACEL CORPORATION



                                         By:________________________________
                                         Name:  Simon R. McKenzie
                                         Title: Chief Executive Officer


                                         NORTHSTAR HIGH YIELD FUND



                                         By:_______________________
                                         Name:
                                         Title:


                                         NORTHSTAR HIGH TOTAL RETURN FUND II



                                         By:________________________________
                                         Name:
                                         Title:







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